UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 14, 2006

IndyMac MBS, Inc.
_______________________________________
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-132042-35	95-4685267
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

155 North Lake Avenue Pasadena, California		91101
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (626) 535-5555

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

The consolidated financial statements of Financial Guaranty Insurance Company (“FGIC”) and subsidiaries as of December 31, 2005 and 2004, and for each of the years in the three-year period ended December 31, 2005, are included in this Form 8-K. The consolidated financial statements of FGIC and subsidiaries as of December 31, 2005 and 2004 and for each of the years in the three-year period ended December 31, 2005 have been audited by Ernst & Young LLP. The consent of Ernst & Young LLP to the inclusion of their audit report on such financial statements in this Form 8-K and to their being referred to as “Experts” in the Prospectus Supplement relating to the IndyMac MBS, Inc., Home Equity Mortgage Loan Asset-Backed Trust, Series INDS 2006-2B, are attached hereto, as Exhibit 23.1. The consolidated financial statements of FGIC and subsidiaries as of December 31, 2005 and 2004 and for each of the years in the three-year period ended December 31, 2005 are attached hereto as Exhibit 99.1.

In addition, the unaudited consolidated financial statements of FGIC and subsidiaries as of June 30, 2006 and for the three and six month periods ended June 30, 2006 and 2005 are attached hereto as Exhibit 99.2.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits:

23.1	Consent of Independent Registered Public Accounting Firm
99.1	Consolidated financial statements of FGIC and subsidiaries as of December 31, 2005 and 2004, and for each of the years in the three-year period ended December 31, 2005.
99.2	Consolidated financial statements of FGIC and subsidiaries as of June 30, 2006 and for the three and six month periods ended June 30, 2006 and 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 15, 2006

INDYMAC MBS, INC.

By:	/s/ Andy Sciandra
Name:	Andy Sciandra
Title:	Vice President Secondary Marketing

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm
99.1	Consolidated financial statements of FGIC and subsidiaries as of December 31, 2005 and 2004, and for each of the years in the three-year period ended December 31, 2005.
99.2	Consolidated financial statements of FGIC and subsidiaries as of June 30, 2006 and for the three and six month periods ended June 30, 2006 and 2005.